Quarterly Holdings Report
for
Fidelity® Stocks for Inflation ETF
April 30, 2024
SXE-NPRT3-0624
1.9896216.104
Common Stocks - 99.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 3.4%
Diversified Telecommunication Services - 0.4%
AT&T, Inc.	14,389	243,030
Verizon Communications, Inc.	7,610	300,519
		543,549
Entertainment - 0.3%
Electronic Arts, Inc.	1,013	128,469
Netflix, Inc. (a)	725	399,214
		527,683
Interactive Media & Services - 2.5%
Alphabet, Inc. Class A	14,551	2,368,612
Meta Platforms, Inc. Class A	3,054	1,313,739
		3,682,351
Media - 0.2%
Comcast Corp. Class A	7,139	272,067
The New York Times Co. Class A	2,173	93,504
		365,571
TOTAL COMMUNICATION SERVICES		5,119,154
CONSUMER DISCRETIONARY - 5.7%
Diversified Consumer Services - 0.5%
H&R Block, Inc.	15,686	740,850
Hotels, Restaurants & Leisure - 1.8%
Airbnb, Inc. Class A (a)	5,599	887,833
Booking Holdings, Inc.	258	890,624
Royal Caribbean Cruises Ltd. (a)	6,025	841,271
		2,619,728
Household Durables - 2.7%
KB Home	11,911	771,356
Meritage Homes Corp.	4,728	783,619
PulteGroup, Inc.	7,063	786,959
Taylor Morrison Home Corp. (a)	13,729	768,961
Toll Brothers, Inc.	7,271	866,049
		3,976,944
Specialty Retail - 0.7%
Williams-Sonoma, Inc.	3,743	1,073,418
TOTAL CONSUMER DISCRETIONARY		8,410,940
CONSUMER STAPLES - 10.7%
Beverages - 1.4%
Coca-Cola Consolidated, Inc.	2,558	2,112,908
Household Products - 6.0%
Colgate-Palmolive Co.	29,134	2,677,997
Kimberly-Clark Corp.	19,585	2,673,940
Procter & Gamble Co.	21,759	3,551,069
		8,903,006
Personal Care Products - 1.5%
BellRing Brands, Inc. (a)	40,945	2,258,936
Tobacco - 1.8%
Altria Group, Inc.	60,356	2,644,196
TOTAL CONSUMER STAPLES		15,919,046
ENERGY - 9.2%
Oil, Gas & Consumable Fuels - 9.2%
Cheniere Energy, Inc.	19,494	3,076,543
Chord Energy Corp.	20,046	3,547,741
Marathon Petroleum Corp.	19,431	3,531,001
Southwestern Energy Co. (a)	477,928	3,579,681
		13,734,966
FINANCIALS - 8.4%
Banks - 0.5%
First Citizens Bancshares, Inc.	468	789,404
Consumer Finance - 1.7%
Capital One Financial Corp.	5,662	812,101
Discover Financial Services	6,688	847,570
Synchrony Financial	17,922	788,210
		2,447,881
Financial Services - 5.2%
Berkshire Hathaway, Inc. Class B (a)	5,281	2,095,131
Essent Group Ltd.	12,194	645,916
MasterCard, Inc. Class A	3,059	1,380,221
MGIC Investment Corp.	33,630	682,016
Mr. Cooper Group, Inc. (a)	9,999	771,923
Radian Group, Inc.	22,824	681,753
Visa, Inc. Class A	5,514	1,481,116
		7,738,076
Insurance - 1.0%
Arch Capital Group Ltd. (a)	8,780	821,281
Everest Re Group Ltd.	1,831	670,897
		1,492,178
TOTAL FINANCIALS		12,467,539
HEALTH CARE - 16.9%
Biotechnology - 6.8%
AbbVie, Inc.	15,705	2,554,261
Amgen, Inc.	6,928	1,897,856
Regeneron Pharmaceuticals, Inc. (a)	2,115	1,883,746
United Therapeutics Corp. (a)	8,035	1,882,842
Vertex Pharmaceuticals, Inc. (a)	4,735	1,859,955
		10,078,660
Health Care Providers & Services - 5.9%
Cardinal Health, Inc.	16,982	1,749,825
Centene Corp. (a)	24,300	1,775,358
Humana, Inc.	4,919	1,485,981
McKesson Corp.	3,812	2,047,845
Molina Healthcare, Inc. (a)	4,979	1,703,316
		8,762,325
Life Sciences Tools & Services - 1.5%
Medpace Holdings, Inc. (a)	5,845	2,269,906
Pharmaceuticals - 2.7%
Eli Lilly & Co.	5,082	3,969,550
TOTAL HEALTH CARE		25,080,441
INDUSTRIALS - 4.6%
Building Products - 1.3%
Builders FirstSource, Inc. (a)	3,600	658,152
Owens Corning	4,064	683,605
UFP Industries, Inc.	5,356	603,621
		1,945,378
Electrical Equipment - 0.5%
Atkore, Inc.	4,193	735,033
Machinery - 1.5%
Allison Transmission Holdings, Inc.	10,086	741,825
Mueller Industries, Inc.	12,534	699,648
PACCAR, Inc.	6,783	719,744
		2,161,217
Professional Services - 0.9%
Automatic Data Processing, Inc.	3,091	747,682
Paychex, Inc.	5,533	657,376
		1,405,058
Trading Companies & Distributors - 0.4%
Boise Cascade Co.	4,463	590,321
TOTAL INDUSTRIALS		6,837,007
INFORMATION TECHNOLOGY - 23.3%
Communications Equipment - 0.8%
Arista Networks, Inc. (a)	1,690	433,586
Cisco Systems, Inc.	15,937	748,720
		1,182,306
IT Services - 1.3%
Accenture PLC Class A	2,363	711,050
Akamai Technologies, Inc. (a)	2,589	261,308
Cognizant Technology Solutions Corp. Class A	4,802	315,395
IBM Corp.	3,825	635,715
		1,923,468
Semiconductors & Semiconductor Equipment - 7.2%
Applied Materials, Inc.	3,802	755,267
Broadcom, Inc.	1,366	1,776,169
KLA Corp.	807	556,257
Lam Research Corp.	669	598,360
NVIDIA Corp.	6,845	5,914,217
Qualcomm, Inc.	4,820	799,397
Skyworks Solutions, Inc.	3,060	326,165
		10,725,832
Software - 9.2%
Adobe, Inc. (a)	1,616	747,933
AppLovin Corp. (a)	6,984	492,861
Cadence Design Systems, Inc. (a)	1,644	453,136
Crowdstrike Holdings, Inc. (a)	1,496	437,640
Dropbox, Inc. Class A (a)	9,089	210,501
Fair Isaac Corp. (a)	283	320,732
Manhattan Associates, Inc. (a)	1,251	257,781
Microsoft Corp.	19,971	7,775,312
Palantir Technologies, Inc. (a)	21,675	476,200
Palo Alto Networks, Inc. (a)	1,608	467,751
Qualys, Inc. (a)	1,528	250,454
Salesforce, Inc.	3,484	936,987
ServiceNow, Inc. (a)	885	613,597
Zoom Video Communications, Inc. Class A (a)	4,850	296,335
		13,737,220
Technology Hardware, Storage & Peripherals - 4.8%
Apple, Inc.	39,415	6,713,557
Dell Technologies, Inc.	3,835	477,994
		7,191,551
TOTAL INFORMATION TECHNOLOGY		34,760,377
MATERIALS - 6.6%
Chemicals - 2.5%
CF Industries Holdings, Inc.	46,314	3,657,417
Metals & Mining - 4.1%
Alpha Metallurgical Resources	8,668	2,835,476
Nucor Corp.	19,696	3,319,367
		6,154,843
TOTAL MATERIALS		9,812,260
REAL ESTATE - 5.3%
Equity Real Estate Investment Trusts (REITs) - 5.3%
Omega Healthcare Investors, Inc.	88,381	2,687,666
Public Storage	9,525	2,471,261
Simon Property Group, Inc.	19,577	2,751,156
		7,910,083
UTILITIES - 5.7%
Gas Utilities - 2.2%
National Fuel Gas Co.	62,208	3,303,245
Independent Power and Renewable Electricity Producers - 3.5%
Vistra Corp.	69,042	5,236,145
TOTAL UTILITIES		8,539,390
TOTAL COMMON STOCKS (Cost $129,745,717)		148,591,203

Money Market Funds - 0.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (b) (Cost $194,159)	194,120	194,159

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $129,939,876)	148,785,362
NET OTHER ASSETS (LIABILITIES) - 0.1% (c)	163,063
NET ASSETS - 100.0%	148,948,425

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	1	Jun 2024	253,350	(6,215)	(6,215)

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Includes $33,600 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	107,212	14,182,922	14,095,975	7,357	-	-	194,159	0.0%
Total	107,212	14,182,922	14,095,975	7,357	-	-	194,159

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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